Exhibit 99.2

Terry Crews Chief Financial Officer Salomon Smith Barney 13th Annual Chemical Conference Dec. 4, 2002

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward- looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Earnings in 2002 Reflect Difficult Year for Roundup, Latin America


Adverse weather, competitive pressure affects U.S. Roundup business
Q4 earnings depend on Latin American sales, growth in biotech traits and cost savings
Q1 earnings $0.33
Q2 earnings $1.10; includes $0.08 per share gain from asset sale to Nissan
Q3 earnings $(0.56)
Q4 earnings estimate $0.28 - $0.36
2002
J
F
M
A
M
J
J
A
S
O
N
D
Original full-year guidance $2.23 - $2.27 per share
Argentina imposes 10% export tax on grains
Free cash flow in 2002 projected to be $400 million to $460 million; Restructuring of up to $0.32 per share in 2002 announced
Argentina increases grain export tax to 20% in April and 25% in June
June 12: Earnings guidance changed to $1.50 per share because of Latin American actions; bad-debt reserve of $0.38 per share established for Argentine receivables
Spinoff from Pharmacia effective Aug. 13
Oct. 11: Earnings guidance changed to $1.15 - $1.23 per share because of reduced sales of Roundup in the United States and lower sales in Argentina
Full-year forecast $1.15 - $1.23 per share

MONSANTO

3

All earnings presented above exclude goodwill impairment and special items

Roundup Seeds & Traits All Other Commercial LA Operations LA Actions SG&A/R&D Q4 Totals 0.2 1.05 1.25 1.4 0.3 EBIT $M 0.2 0.85 0.2 0.4 0.25 1.1 0.3 Roundup Q4 2002F $0.28 - $0.36 Seeds and Traits SG&A and R&D Expenses Latin American Operations 2003 planting intentions are good Seeds and Traits Performance Will Drive Q4 2002 Results All components of Q4 earnings are estimates only and exclude restructuring All Other Commercial Continuing Effect of Latin American Actions ( - ) ( - )

Inventory at Distributors Sales Effect from Latin American Economic Conditions Argentine Bad-Debt Reserve Issue EPS Effect Done or More To Go? Result Reduce receivables exposure Devaluation on peso- based assets; all other transactions in dollars ($0.22) Currency devaluation for peso-based assets Latin American Actions Nearly Complete, Have Reduced Risk Currency ($0.37) ($0.23 - $0.26) ($0.38) Ongoing, but diminishing Done Ongoing, with Argentine sales through mid- December Done Sales matched to product use Reduced sales and receivables; lowered manufacturing to offset higher Monsanto inventories Ability to collect receivables because of grain export tax Exposure recognized, booked in Q2 Reduce receivables exposure Argentina Brazil Cash flow hedges in place Ongoing volatility Hedged through next June Total EPS effect in 2002 of $0.82 - $0.85 per share Free cash flow from Latin America is forecasted in range of $150M for 2002

Future Strategy Remains Sound Manage Roundup successfully in a post-patent environment Continue to build on strong seed performance Grow current biotech traits in existing markets Deliver pipeline products and gain additional biotech approvals Improve Latin American operations Improve balance sheet, with emphasis on reducing debt, working capital investment Deliver earnings and free cash flow growth Short Term Accelerate seeds and traits growth globally Maintain Roundup gross profit and brand loyalty Realize full benefit of integrated solutions Maintain robust R&D, and deliver pipeline products Deliver earnings and free cash flow growth Efficiently return cash to shareowners Medium Term

Trends for Roundup in 2002 Will Set Stage for 2003 Roundup Brand Volumes Millions of gallons * POG (Use) reflects Monsanto estimates of actual use by grower, known as product on ground or POG; ROW is rest of world Current U.S. 2002 Forecast Current ROW* 2002 Forecast Market Full-Year POG (Use)* 49 150 MON Full-Year Sales Volumes 37 - 39 57 MON Sales Volumes through September 2002 33 (Actual) 40 (Actual) Opportunities in 2003: Roundup will remain leader in U.S. glyphosate market Roundup WeatherMAX can help secure leadership in highest value segment Increased use of Roundup Ready corn expands Roundup market Distribution system, customer relationships will continue to be competitive advantages COGS will continue to improve Challenges in 2003: "Value ladder" of U.S. Roundup products to be maintained, but mix and competition will continue to lower price and share Early signals indicate pricing pressure Latin American market should stabilize, but still too early to call Commodity prices, acreage planted and market demand positive, but economic uncertainty keeps risk profile high

Improvements in seed germplasm coupled with biotech traits continue to strengthen seed business Early order intentions for U.S. biotech traits in 2003 are good Corn traits expected to show solid growth Modest growth expected in soybeans and cotton Growth in stacked traits enhances gross profit with little increase in variable costs YieldGard Rootworm corn and Bollgard II commercialization pending U.S. EPA approval Small acreage, minimal financial effect in first year on market Biotechnology Continues To Add Value Global Planted Biotech Acres Acres planted with Monsanto technology (millions) 1996 1997 1998 1999 2000 2001 2002F Soybeans 1.7 11.9 42.7 57.9 68.3 82.6 88.7 Corn 0 2.3 12.3 18.5 19.4 21.7 29.7 Cotton 1.9 2.8 5.2 8.9 10.8 14.2 12.8 Canola 0 0.5 2.8 5.1 5 4.9 5

1999 2000 2001 2002F SG&A 1237 1253 1183 1098 R&D 695 588 560 522 Expenses Have Declined Each Year Since 1999 Key Actions Projected spending before restructuring and other actions Focus on four key crops Eliminate certain food and biotech R&D programs Streamline and eliminate noncore activities Actual spend ($ millions) Integrate chemical and seed operations Consolidate and shutdown facilities Reduce headcount

Monsanto's Costs as Percent of Gross Profit at Low End of Range for Peers Syngenta Bayer/Aventis Monsanto Dupont/Pioneer BASF/American Cyanamid Dow/Rohm & Haas SG&A, including amortization and restructuring 1759 1452 1426 1145 892 626 R&D 723 692 560 400 309 303 2001 spend ($ millions) Source: Phillips McDougall, 2001 company annual reports Total as a Percent of 79% 69% 75% 81% 87% 80% Gross Profit

YTD Free Cash Flow Well Above Last Year's 2001 September YTD 2002 September YTD Net income and noncash items 864 643 Working capital and other balance sheet changes -1003 -442 Capital spending and investments -346 -133 Free cash -485 68 ($ millions) Free cash flow is cash flow from operations and investing

2000 2001 2002F Rolling 12 Months as of Sept. 30 0.54 0.54 0.43 Full-Year 0.44 0.42 0.4 Organization continues focus on improving collections Latin American actions have mitigated risk and improved cash flow New U.S. financing option has helped reduce peak in working capital needs (percent of sales) Improvement in Investments in Working Capital Has Contributed to Free Cash Flow Receivables as Percent of Sales 54 44 53 42 43 40

Inventories Reflect Seasonality of Business, But Remain Consistent Year-to-Year Inventories build for seasonal demand in U.S. and Latin America Year-end inventories relatively constant; 25 percent to 27 percent of sales Production reduced in 2002 to accommodate additional inventory from Latin American actions Compared with 2001, seed SKUs down 5 percent; herbicide SKUs down 20 percent Some strategic inventory build for glyphosate intermediate production because of peak seasonal needs and for pending approval of new Posilac plant ($ millions) Inventories 1999 2000 2001 2002F 1440 1253 1357 1300

Capital Expenditures Essentially at Maintenance Level 1999 2000 2001 2002F Manufacturing - 2002 120 R&D - 2002 30 All Other - 2002 80 All Capital Expenses - 1999-2001 632 582 382 Capital Expenditures ($ millions) $632 $582 $382 $230 Seed integration complete with future investments focused on cost and quality Roundup plants shifting focus from growth to optimization Investments in commercial bulk tank system and internal infrastructure ongoing part of Roundup strategy R&D capital expenditures support biotech traits currently being sold

2001* 2002F First Half 0.29 0.27 Full Year 0.225 0.2 Maintain current credit ratings with targeted debt/total capitalization of less than 25 percent at year-end; less than 30 percent at seasonal peak Use free cash in 2002 to pay down debt to manage seasonal peaks Potential for smaller investments in business to support integrated solutions May consider share repurchase and/or increased dividends in 2003 Free Cash Flow Used First To Pay Down Debt, Then Consider Share Repurchases, Dividends Debt/Capital Ratio 29 23 20 27 * Computed to include the effect of goodwill impairment for comparative purposes

2003 and 2004 Are Transition Years for Monsanto Gross profit generation from Seeds and Traits will surpass gross profit from Ag Productivity Roundup continues gross profit decline Seed business builds on improved portfolio, market share gains Biotech acreage continues to grow Further penetration of Roundup Ready corn in the United States Potential launch of YieldGard Rootworm corn in the United States Potential launch of Bollgard II in the United States Continued approvals and launches globally, including expansion of stacked traits Risk from Latin American operations mitigated, but region remains a challenge Free cash generation can be sustained Guidance for 2003 to be given with full-year 2002 results, following completion of Latin American season